Third Quarter 2024 Supplemental Financial Information

Table of Contents 2 03 Corporate Overview 04 Quarterly Highlights 05 Consolidated Statements of Operations 06 Funds from Operations and Adjusted Funds from Operations 07 EBITDAre and Adjusted EBITDAre 08 Net Operating Income 09 Consolidated Balance Sheets 10 Debt, Capitalization and Financial Ratios 12 Investment Activity 13 Portfolio Information 17 Lease Expiration Schedule 18 Non-GAAP Measures and Definitions 22 Forward Looking and Cautionary Statements

Management Team Mark Manheimer Chief Executive Officer and President Daniel Donlan Chief Financial Officer and Treasurer Jeff Fuge Senior Vice President of Acquisitions Chad Shafer Senior Vice President of Real Estate and Underwriting 3 Corporate Overview Corporate Profile NETSTREIT Corp. (NYSE: NTST) is an internally managed real estate investment trust (REIT) based in Dallas, Texas that specializes in acquiring single-tenant net lease retail properties nationwide. The growing portfolio consists of high-quality properties leased to e- commerce resistant tenants with healthy balance sheets. Led by a management team of seasoned commercial real estate executives, NETSTREIT’s strategy is to create the highest quality net lease retail portfolio in the country in order to generate consistent cash flows and dividends for its investors. Board of Directors Lori Wittman - Chair Michael Christodolou Heidi Everett Mark Manheimer Todd Minnis Matthew Troxell Robin Zeigler Corporate Headquarters 2021 McKinney Avenue Suite 1150 Dallas, Texas, 75201 Phone: (972) 597 - 4825 Website: www.netstreit.com Transfer Agent Computershare PO Box 43007 Providence, RI 09240-3007 Phone: (800) 736 - 3001 Website: www.computershare.com

Quarterly Highlights (unaudited, dollars in thousands, except per share data) 4 1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. Excludes investments that secure mortgage loans receivable. 3. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable. 4. Investments, or investments that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher. 5. Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC. Three Months Ended Financial Results September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 Net (loss) income $ (5,322) $ (2,306) $ 1,045 $ 1,962 $ 4,239 Net (loss) income per common share outstanding - diluted $ (0.07) $ (0.03) $ 0.01 $ 0.03 $ 0.06 Funds from Operations (FFO) $ 25,008 $ 19,987 $ 21,179 $ 21,165 $ 21,130 FFO per common share outstanding - diluted $ 0.32 $ 0.27 $ 0.28 $ 0.30 $ 0.31 Core Funds from Operations (Core FFO) $ 24,907 $ 23,389 $ 22,450 $ 21,220 $ 21,191 Core FFO per common share outstanding - diluted $ 0.32 $ 0.31 $ 0.30 $ 0.30 $ 0.31 Adjusted Funds from Operations (AFFO) $ 24,825 $ 23,817 $ 22,863 $ 21,573 $ 21,389 AFFO per common share outstanding - diluted $ 0.32 $ 0.32 $ 0.31 $ 0.31 $ 0.31 Dividends per share $ 0.210 $ 0.205 $ 0.205 $ 0.205 $ 0.205 Weighted average common shares outstanding - diluted 77,610,680 73,588,605 74,565,790 69,922,646 68,048,369 Portfolio Metrics(1) Number of Investments 671 649 628 598 547 Square feet 12,076,093 11,701,160 11,322,746 10,624,183 9,971,909 Occupancy(2) 100.0% 100.0% 100.0% 100.0% 100.0 % Weighted average lease term remaining (years)(3) 9.5 9.5 9.2 9.2 9.3 Investment grade (rated) - % of ABR(4) 60.9% 68.9% 71.1% 70.5% 68.6 % Investment grade profile (unrated) - % of ABR(5) 14.4% 13.7% 13.3% 14.1% 14.6 % Combined Investment grade (rated) & Investment grade profile (unrated) - % of ABR 75.3% 82.6% 84.4% 84.6% 83.3%

5 Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 REVENUES Rental revenue (including reimbursable) $ 38,172 $ 31,167 $ 110,226 $ 89,347 Interest income on loans receivable 3,272 2,244 8,458 5,145 Other revenue — 550 — 550 Total revenues 41,444 33,961 118,684 95,042 OPERATING EXPENSES Property 4,494 3,883 12,578 11,350 General and administrative 4,287 5,133 15,266 15,299 Depreciation and amortization 20,438 15,804 56,522 46,599 Provisions for impairment 9,838 1,538 17,336 4,374 Transaction costs 26 143 201 267 Total operating expenses 39,083 26,501 101,903 77,889 OTHER (EXPENSE) INCOME Interest expense, net (7,965) (3,946) (21,749) (13,412) (Loss) gain on sales of real estate, net (132) 373 874 669 Loss on debt extinguishment — — — (128) Other income (expense), net 416 367 (2,451) 586 Total other (expense) income, net (7,681) (3,206) (23,326) (12,285) Net (loss) income before income taxes (5,320) 4,254 (6,545) 4,868 Income tax (expense) benefit (2) (15) (31) 60 Net (loss) income (5,322) 4,239 (6,576) 4,928 Net (loss) income attributable to noncontrolling interests (27) 24 (35) 32 Net (loss) income attributable to common stockholders $ (5,295) $ 4,215 $ (6,541) $ 4,896 Amounts available to common stockholders per common share: Basic $ (0.07) $ 0.06 $ (0.09) $ 0.08 Diluted $ (0.07) $ 0.06 $ (0.09) $ 0.08 Weighted average common shares: Basic 77,610,680 67,112,587 74,822,286 62,123,334 Diluted 77,610,680 68,048,369 74,822,286 62,897,957 Consolidated Statements of Operations (unaudited, dollars in thousands, except per share data)

Funds From Operations and Adjusted Funds From Operations (unaudited, dollars in thousands, except per share data) 6 Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 GAAP Reconciliation: Net (loss) income $ (5,322) $ 4,239 $ (6,576) $ 4,928 Depreciation and amortization of real estate 20,360 15,726 56,286 46,379 Provisions for impairment 9,838 1,538 17,336 4,374 Loss (gain) on sales of real estate, net 132 (373) (874) (669) Funds from Operations (FFO) 25,008 21,130 66,172 55,012 Non-recurring executive transition costs, severance and related charges 14 62 1,495 276 Loss on debt extinguishment and other related costs — — — 223 Other non-recurring (gain) loss, net (115) (1) 3,077 (47) Core Funds from Operations (Core FFO) 24,907 21,191 70,744 55,464 Straight-line rent adjustments (749) (245) (1,829) (707) Amortization of deferred financing costs 558 578 1,673 1,165 Amortization of above/below-market assumed debt 29 29 86 86 Amortization of loan origination costs and discounts (265) 26 (242) 83 Amortization of lease-related intangibles (170) (121) (363) (517) Earned development interest 259 189 962 189 Capitalized interest expense (130) (404) (709) (688) Non-cash interest expense (990) (1,134) (2,948) (1,134) Non-cash compensation expense 1,376 1,280 4,128 3,559 Adjusted Funds from Operations (AFFO) $ 24,825 $ 21,389 $ 71,502 $ 57,500 FFO per common share, diluted $ 0.32 $ 0.31 $ 0.87 $ 0.87 Core FFO per common share, diluted $ 0.32 $ 0.31 $ 0.93 $ 0.88 AFFO per common share, diluted $ 0.32 $ 0.31 $ 0.94 $ 0.91 Dividends per share $ 0.210 $ 0.205 $ 0.620 $ 0.605 Dividends per share as a percent of AFFO 66% 66% 66% 66 % Weighted average common shares outstanding, basic 77,610,680 67,112,587 74,822,286 62,123,334 Operating partnership units outstanding 433,942 501,987 450,952 507,014 Unvested restricted stock units 115,703 173,001 117,761 167,215 Unsettled shares under open forward equity contracts 10,219 260,794 311,475 100,394 Weighted average common shares outstanding, diluted 78,170,544 68,048,369 75,702,474 62,897,957

1. Adjustment reflects the estimated cash yield on developments in process as of September 30, 2024. 2. The adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including developments completed during the three months ended September 30, 2024 and 2023, had occurred on July 1, 2024 and 2023, respectively. 3. We calculate Annualized Adjusted EBITDAre by multiplying Adjusted EBITDAre by four. 4. Reflects 10,735,647 of unsettled forward equity shares at the September 30, 2024, available weighted average net settlement price of $17.28 per share. EBITDAre and Adjusted EBITDAre (unaudited, dollars in thousands) 7 Three Months Ended September 30, 2024 2023 GAAP Reconciliation: Net (loss) income $ (5,322) $ 4,239 Depreciation and amortization of real estate 20,360 15,726 Amortization of lease-related intangibles (170) (121) Non-real estate depreciation and amortization 78 78 Interest expense, net 7,965 3,946 Income tax expense (benefit) 2 15 Amortization of loan origination costs and discounts (265) 26 EBITDA 22,648 23,909 Provisions for impairment 9,838 1,538 Loss (gain) on sales of real estate, net 132 (373) EBITDAre 32,618 25,074 Straight-line rent adjustments (749) (245) Non-recurring executive transition costs, severance and related charges 14 62 Other non-recurring (gain) loss, net (115) (1) Other non-recurring expenses, net 523 — Lease termination fees — (550) Non-cash compensation expense 1,376 1,280 Adjustment for construction in process (1) 258 720 Adjustment for intraquarter investment activities (2) 1,921 1,341 Adjusted EBITDAre $ 35,846 $ 27,681 Annualized Adjusted EBITDAre (3) $ 143,384 Net Debt As of September 30, 2024 Principal amount of total debt $ 783,245 Less: Cash, cash equivalents and restricted cash (28,750) Net Debt $ 754,495 Less: Net value of unsettled forward equity (4) (185,474) Adjusted Net Debt $ 569,021 Leverage Net Debt / Annualized Adjusted EBITDAre 5.3 x Adjusted Net Debt / Annualized Adjusted EBITDAre 4.0 x

Net Operating Income (unaudited, dollars in thousands) 8 Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 GAAP Reconciliation: Net (loss) income $ (5,322) $ 4,239 $ (6,576) $ 4,928 General and administrative 4,287 5,133 15,266 15,299 Depreciation and amortization 20,438 15,804 56,522 46,599 Provisions for impairment 9,838 1,538 17,336 4,374 Transaction costs 26 143 201 267 Interest expense, net 7,965 3,946 21,749 13,412 Loss (gain) on sales of real estate, net 132 (373) (874) (669) Income tax expense (benefit) 2 15 31 (60) Loss on debt extinguishment — — — 128 Interest income on mortgage loans receivable (3,272) (2,244) (8,458) (5,145) Lease termination fees — (550) — (550) Other expense (income), net 107 (367) 2,451 (586) Property-Level NOI 34,201 27,284 97,648 77,997 Straight-line rent adjustments (749) (245) (1,829) (707) Amortization of lease-related intangibles (170) (121) (363) (517) Property-Level Cash NOI $ 33,282 $ 26,918 $ 95,456 $ 76,773 Adjustment for intraquarter acquisitions, dispositions and completed development (1) 1,722 Property-Level Cash NOI Estimated Run Rate 35,004 Interest income on mortgage loans receivable 3,272 Adjustments for intraquarter mortgage loan activity (2) 199 Total Cash NOI - Estimated Run Rate $ 38,475 Property Operating Expense Coverage Reimbursable property operating expense $ 3,919 $ 3,451 11,067 $ 10,233 Property operating expenses (4,494) (3,883) (12,578) (11,350) Property operating expenses, net $ (575) $ (432) $ (1,511) $ (1,117) 1. Adjustments assumes all re-leasing activity, investments in and dispositions of real estate, including developments completed during the three months ended September 30, 2024, had occurred on July 1, 2024. 2. Adjustment assumes all loan activity completed during the three months ended September 30, 2024, had occurred on July 1, 2024.

Consolidated Balance Sheets (unaudited, dollars in thousands, except per share data) 9 September 30, 2024 December 31, 2023 ASSETS Real estate, at cost: Land $ 525,485 $ 460,896 Buildings and improvements 1,346,095 1,149,809 Total real estate, at cost 1,871,580 1,610,705 Less accumulated depreciation (136,528) (101,210) Property under development 9,361 29,198 Real estate held for investment, net 1,744,413 1,538,693 Assets held for sale 45,712 52,451 Mortgage loans receivable, net 142,171 114,472 Cash, cash equivalents and restricted cash 28,750 29,929 Lease intangible assets, net 164,905 161,354 Other assets, net 59,298 49,337 Total assets $ 2,185,249 $ 1,946,236 LIABILITIES AND EQUITY Liabilities: Term loans, net $ 622,239 $ 521,912 Revolving credit facility 150,000 80,000 Mortgage note payable, net 7,861 7,883 Lease intangible liabilities, net 23,341 25,353 Liabilities related to assets held for sale 732 1,158 Accounts payable, accrued expenses and other liabilities 33,752 36,498 Total liabilities 837,925 672,804 Equity: Stockholders’ equity Common stock, $0.01 par value, 400,000,000 shares authorized; 81,583,917 and 73,207,080 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively 816 732 Additional paid-in capital 1,507,170 1,367,505 Distributions in excess of retained earnings (165,421) (112,276) Accumulated other comprehensive (loss) income (2,453) 8,943 Total stockholders’ equity 1,340,112 1,264,904 Noncontrolling interests 7,212 8,528 Total equity 1,347,324 1,273,432 Total liabilities and equity $ 2,185,249 $ 1,946,236

1. Rates presented exclude the impact of capitalized loan fee amortization. 2. Interest rate reflects the all-in borrowing rate as of September 30, 2024. Facility fees are charged at an annual rate of 0.15% of the total facility size of $400 million, and are not included in the interest rate presented. The facility has a one-year extension option. Remaining capacity reduced by $0.15 million for outstanding letters of credit. 3. Interest rate consists of the fixed rate SOFR swap of 1.87%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. See the $175 million Term Loan - Interest Rate Schedule table for additional detail on the fixed interest rate changes through the fully extended maturity. 4. Interest rate consists of the fixed rate SOFR swap of 2.63%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. The swap terminates of February 11, 2028. 5. Interest rate consists of the fixed rate SOFR swap of 3.74%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. The term loan matures on July 3, 2026, and includes two one-year extension options and one six-month extension option. 6. The mortgage note was assumed as part of an asset acquisition during the third quarter of 2022. Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands) 10 As of September 30, 2024 Debt Summary Fully Extended Maturity Principal Balance Interest Rate(1) Remaining Capacity Available Term (years) Unsecured revolver(2) August 11, 2027 $ 150,000 5.94% $ 249,850 2.9 Unsecured term loan(3) January 15, 2027 175,000 3.12% — 2.3 Unsecured term loan(4) February 11, 2028 200,000 3.88% — 3.4 Unsecured term loan(5) January 3, 2029 250,000 4.99% — 4.3 Mortgage note(6) November 1, 2027 8,245 4.53% — 3.1 Total / Weighted Average $ 783,245 4.46% $ 249,850 3.3 $175 million Term Loan - Interest Rate Schedule Start Date End Date Applicable Balance Fixed Rate(1) November 27, 2023 December 23, 2024 $ 175,000 3.12 % December 23, 2024 January 15, 2027 $ 175,000 3.65% $175 $200 $250 $8 $400 $0 $100 $200 $300 $400 $500 $600 2023 2024 2025 2026 2027 2028 2029 2024 Unsecured Term Loan 2028 Unsecured Term Loan 2029 Unsecured Term Loan Mortgage Note Revolving Credit Facility Capacity Debt Maturity Schedule Floating, 19% Fixed, 81% Fixed vs. Floating Debt

Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands, except per share data) 11 Net Debt September 30, 2024 Principal amount of total debt $ 783,245 Less: Cash, cash equivalents and restricted cash (28,750) Net Debt 754,495 Less: Net value of unsettled forward equity(1) (185,474) Adjusted Net Debt $ 569,021 Net Debt / Annualized Adjusted EBITDAre 5.3x Adjusted Net Debt / Annualized Adjusted EBITDAre 4.0x Key Debt Covenant Information Required Actual Consolidated total leverage ratio ≤ 60.0% 34.0% Fixed charge coverage ratio ≥ 1.50x 4.49x Maximum secured indebtedness ≤ 40.0% 0.4% Maximum recourse indebtedness ≤ 10.0% —% Unencumbered leverage ratio ≤ 60.0% 36.2% Unencumbered interest coverage ratio ≥ 1.75x 4.49x Liquidity As of September 30, 2024 Unused unsecured revolver capacity $ 249,850 Cash, cash equivalents and restricted cash 28,750 Net value of unsettled forward equity(1) 185,474 Total Liquidity $ 464,074 Equity Ending Shares/ Units as of September 30, 2024 Equity Market Capitalization % of Total Common shares(2) 81,583,917 $ 1,348,582 99.5 % OP units(2) 424,956 7,025 0.5 % Total 82,008,873 $ 1,355,607 100.0 % Enterprise Value As of September 30, 2024 % of Total Principal amount of total debt $ 783,245 36.6 % Equity market capitalization(2) 1,355,607 63.4 % Total enterprise value $ 2,138,852 100.0% 1. Reflects 10,735,647 of unsettled forward equity shares at the September 30, 2024 weighted average net settlement price of $17.28 per share. 2. Value is based on the September 30, 2024 closing share price of $16.53 per share.

1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. ABR divided by the Gross Investment. 3. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable. 4. Includes investments associated with mortgage loans receivable. 5. Excludes transaction costs and principal payments from mortgage loans receivable. 6. ABR divided by Gross Proceeds; excludes vacant properties. 7. Includes payoff of outstanding mortgage loans receivable. Excludes amortization of existing mortgage loans receivable. 8. Effective interest rate of mortgage loans receivable. Investment Activity (unaudited, dollars in thousands) 12 Three Months Ended September 30, June 30, March 31, December 31, September 30, 2024 2024 2024 2023 2023 Investments Number of Investments(1) 33 28 42 57 29 Gross Investment $ 151,555 $ 115,734 $ 129,207 $ 119,128 $ 117,455 Cash Yield(2) 7.5% 7.5% 7.5% 7.2% 7.0 % Weighted Average Lease Term (years)(3) 12.5 16.7 11.5 10.9 10.0 Investment Grade and Investment Grade Profile % 52.4% 39.1% 84.8% 98.7% 97.2 % Dispositions Number of Investments(4) 8 6 12 5 4 Number of Vacant Properties — — — — — Gross Proceeds(5) $ 24,105 $ 12,707 $ 21,594 $ 14,513 $ 7,543 Cash Yield(6) 7.3% 6.8% 6.8% 7.1% 7.2 % Weighted Average Lease Term (years)(3) 9.9 10.3 10.3 11.2 7.1 Loan Repayments Number of Loan Repayments(7) 4 1 — 1 2 Amount of Repayment $ 8,857 $ 2,324 $ — $ 1,482 $ 6,000 Cash Yield(8) 8.7% 10.3% — % 7.6% 6.5 % Developments Industry Location Lease Term (years) Amount Funded to Date Anticipated Rent Commencement Dollar Stores (multiple programs) Various (9 completed) 10 to 15 $ 17,929 Commenced 1Q'24 Farm Supplies Malakoff, TX 20 $ 6,345 Commenced 1Q'24 Dollar Stores (multiple programs) Various (5 completed) 15 $ 9,071 Commenced 2Q'24 Automotive Service (multiple locations) Various (1 completed) 10 to 15 $ 3,256 Commenced 2Q'24 Home Improvement Butte, MT 15 $ 10,601 Commenced 3Q'24 Dollar Stores (multiple programs) Various (2 completed) 15 $ 4,163 Commenced 3Q'24 Automotive Service (multiple locations) Various (1 completed) 15 $ 3,358 Commenced 3Q'24 Dollar Stores (multiple programs) Various (3 in progress) 10 to 15 $ 4,424 4Q'24 to 1Q'25 Automotive Service (multiple locations) Various (4 in progress) 15 $ 7,741 4Q'24 to 1Q'25 Pet Supplies Sumter, SC 10 $ 2,389 1Q'25

1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. Excludes 80 investments that secure mortgage loans receivable. 3. Weighted by ABR; excludes lease extension options and 80 investments that secure mortgage loans receivable. 4. Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BBB- (S&P), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher. 5. Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, or NAIC. 6. Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BB+ (S&P), Ba1 (Moody's) or NAIC3 (National Association of Insurance Commissioners) or lower. Portfolio Information (unaudited, dollars in thousands) 13 Portfolio Metrics September 30, 2024 Number of Investments(1) 671 Number of states 45 Square feet 12,076,093 Tenants 93 Industries 26 Occupancy(2) 100.0 % Weighted average lease term remaining (years)(3) 9.5 Tenant Quality Number of Investments ABR % of ABR Investment grade (rated)(4) 488 $ 95,574 60.9% Investment grade profile (unrated)(5) 60 22,620 14.4% Sub-investment grade (rated)(6) 59 24,295 15.5% Sub-investment grade profile (unrated) 64 14,510 9.2% Total 671 $ 156,999 100.0% Investment grade, 60.9% Investment grade profile, 14.4% Sub- investment grade, 15.5% Sub- investment grade profile, 9.2% 75.3% of ABR Inv. Grade Inv. Grade Profile Tenant Quality Necessity, 48.8% Discount, 21.6% Service, 17.7% Other, 11.9% 88.1% of ABR Necessity Discount Service Defensive Category

1. If rated by a credit rating agency, reflects highest rating from S&P, Fitch, Moody's or National Association of Insurance Commissioners. 2. Dollar Tree banners, as a percentage of ABR: Dollar Tree - 1.2%; Dollar Tree / Family Dollar Combo - 3.0%; Family Dollar - 1.2%. 3. Stats for Walgreens incorporate all completed activities as of November 4, 2024, as if they occurred by September 30, 2024; all other portfolio stats are as of September 30, 2024. Portfolio Information (cont’d) (unaudited, dollars in thousands) 14 Top 20 Tenants Number of Investments ABR % of ABR Credit Rating(1) 147 $ 17,548 11.2% BBB 33 10,246 6.5% BBB 5 8,522 5.4% A 74 8,455 5.4% BBB 25 7,544 4.8% BB 16 6,513 4.1% IG Profile 6 5,276 3.4% BBB+ 17 4,619 2.9% Baa1 19 4,431 2.8% A 49 4,288 2.7% A 2 4,169 2.7% B+ 7 3,969 2.5% A3 7 3,899 2.5% IG Profile 3 3,824 2.4% IG Profile 39 3,761 2.4% Baa3 6 3,727 2.4% AA 4 3,578 2.3% BBB+ 7 3,408 2.2% Baa1 11 2,685 1.7% IG Profile 2 2,615 1.7% BB Total 481 $ 113,946 72.6% (2) (3)

Portfolio Information (cont’d) (unaudited, dollars in thousands) 15 State Number of Investments ABR % of ABR Texas 58 $ 16,132 10.3% Illinois 28 14,141 9.0% New York 34 11,346 7.2% Wisconsin 24 9,447 6.0% North Carolina 74 8,416 5.4% Georgia 34 8,149 5.2% Alabama 53 7,820 5.0% Ohio 43 6,851 4.4% Florida 36 6,687 4.3% Pennsylvania 30 6,060 3.9% Other 257 61,951 39.5% Total 671 $ 156,999 100.0%

Portfolio Information (cont’d) (unaudited, dollars in thousands) 16 Industry Defensive Category Number of Investments ABR % of ABR Dollar Stores Discount 221 $ 26,002 16.6% Grocery Necessity 33 21,151 13.5% Home Improvement Necessity 31 18,550 11.8% Drug Stores & Pharmacies(1) Necessity 58 17,790 11.3% Convenience Stores Service 78 11,116 7.1% Discount Retail Discount 31 7,972 5.1% Arts & Crafts Other 15 6,443 4.1% Health and Fitness Service 4 6,120 3.9% Auto Parts Necessity 61 5,467 3.5% Farm Supplies Necessity 18 5,191 3.3% Automotive Service Service 32 4,481 2.9% Quick Service Restaurants Service 28 4,262 2.7% Consumer Electronics Other 7 3,969 2.5% Sporting Goods Other 4 3,780 2.4% General Retail Necessity 6 3,710 2.4% Healthcare Necessity 13 2,939 1.9% Specialty Other 2 1,719 1.1% Apparel Other 5 1,234 0.8% Casual Dining Service 7 1,067 0.7% Furniture Stores Other 2 939 0.6% Equipment Rental and Leasing Service 5 687 0.4% Banking Necessity 3 476 0.3% Wholesale Warehouse Club Necessity 1 417 0.3% Telecommunications Other 2 314 0.2% Gift, Novelty, and Souvenir Shops Other 1 200 0.1% Home Furnishings Other 1 134 0.1% Total 671 $ 156,999 100.0% Defensive Category Number of Investments ABR % of ABR Necessity 226 76,560 48.8% Discount 252 33,974 21.6% Service 154 27,734 17.7% Other 39 18,732 11.9% Total 671 $ 156,999 100.0% 1. Stats for Drug Stores & Pharmacies incorporate all completed activities as of November 4, 2024; all other portfolio stats are as of September 30, 2024.

Lease Expiration Schedule(1) (unaudited, dollars in thousands) 17 Year of Expiration Number of Investments Expiring ABR Expiring Expiring as a % of Portfolio 2024 — $ — —% 2025 5 1,360 0.9% 2026 9 2,459 1.7% 2027 14 4,344 3.0% 2028 26 10,304 7.1% 2029 45 10,292 7.1% 2030 39 12,541 8.7% 2031 62 12,341 8.5% 2032 37 9,868 6.8% 2033 55 11,725 8.1% 2034 61 15,521 10.7% 2035 20 7,681 5.3% 2036 20 5,430 3.8% 2037 21 7,265 5.0% 2038 79 10,219 7.1% 2039 44 8,071 5.6% 2040 3 797 0.6% 2041 4 1,246 0.9% 2042 1 985 0.7% 2043 14 3,178 2.2% 2044 22 7,931 5.5% 2045 2 303 0.2% 2046 — — —% 2047 1 156 0.1% 2048 — — —% 2049 7 666 0.5% 2050 — — —% TOTAL 591 $ 144,682 100.0% 1. Excludes 80 investments that secure mortgage loans receivable.

FFO, Core FFO, and AFFO FFO means funds from operations. It is a non-GAAP measure defined by NAREIT as net (loss) income (computed in accordance with GAAP), excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core FFO means core funds from operations. Core FFO is a non-GAAP financial measure defined as FFO adjusted to remove the effect of unusual and non-recurring items that are not expected to impact our operating performance or operations on an ongoing basis. These have included non-recurring executive transition costs, severance and related charges, non-recurring other loss (gain), net, and loss on debt extinguishments and other related costs. AFFO means adjusted funds from operations. AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net (loss) income related to non-cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease-related intangibles, amortization of lease incentives, capitalized interest expense, earned development interest, non-cash interest expense, non-cash compensation expense, amortization of deferred financing costs, amortization of above/below-market assumed debt, and amortization of loan origination costs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net (loss) income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance. We further consider FFO, Core FFO and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO and AFFO do not represent net (loss) income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO and AFFO to be alternatives to net (loss) income as a reliable measure of our operating performance; nor should you consider FFO, Core FFO and AFFO to be alternatives to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity. FFO, Core FFO and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including principal amortization, capital improvements and distributions to stockholders. FFO, Core FFO and AFFO do not represent cash flows from operating, investing or financing activities as defined by GAAP. Further, FFO, Core FFO and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO and AFFO. Non-GAAP Measures and Definitions 18

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre EBITDA is defined as earnings before interest expense, income tax expense, and depreciation and amortization. EBITDAre is the NAREIT definition of EBITDA (as defined above), but it is further adjusted to follow the definition included in a white paper issued in 2017 by NAREIT, which recommended that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from sales of depreciable property and impairment charges on depreciable real property. Adjusted EBITDAre is a non-GAAP financial measure defined as EBITDAre adjusted to exclude straight- line rent, non-cash compensation expense, non-recurring executive transition costs, severance and related charges, loss on debt extinguishment and other related costs, other non-recurring loss (gain), net, other non- recurring expenses (income), lease termination fees, adjustment for construction in process, and adjustment for intraquarter activities. Annualized Adjusted EBITDAre is a non-GAAP financial measure defined as Adjusted EBITDAre multiplied by four. We present EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre do not include all items of revenue and expense included in net (loss) income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net (loss) income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt and Adjusted Net Debt Net Debt is calculated as our principal amount of total debt outstanding excluding deferred financing costs, net discounts and debt issuance costs less cash, cash equivalents and restricted cash available for future investment. We believe excluding cash, cash equivalents and restricted cash available for future investment from our principal amount, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid. We believe these adjustments are additional beneficial disclosures to investors and analysts. Adjusted Net Debt is Net Debt adjusted by the net value of unsettled forward equity as of period end. Non-GAAP Measures and Definitions (cont’d) 19

Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are non-GAAP financial measures which we use to assess our operating results. We compute Property-Level NOI as net (loss) income (computed in accordance with GAAP), excluding general and administrative expenses, interest expense (or income), income tax expense, transaction costs, depreciation and amortization, gains (or losses) on sales of depreciable property, real estate impairment losses, interest income on mortgage loans receivable, loss on debt extinguishment, lease termination fees, and other expense (income), net. We further adjust Property-Level NOI for non-cash revenue components of straight-line rent and amortization of lease-intangibles to derive Property-Level Cash NOI. We further adjust Property-Level Cash NOI for intraquarter acquisitions, dispositions and completed developments to derive Property-Level Cash NOI - Estimated Run Rate. We further adjust Property-Level Cash NOI - Estimated Run Rate for interest income on mortgage loans receivable and intraquarter mortgage loan activity to derive Total Cash NOI - Estimated Run Rate. We believe Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are not measurements of financial performance under GAAP, and may not be comparable to similarly titled measures of other companies. You should not consider our measures as alternatives to net (loss) income or cash flows from operating activities determined in accordance with GAAP. Other Definitions ABR is annualized base rent as of September 30, 2024, for all leases that commenced and annualized cash interest on mortgage loans receivable in place as of that date. Cash Yield is the annualized base rent contractually due from acquired properties and completed developments, and interest income from mortgage loans receivable, divided by the gross investment amount, gross proceeds in the case of dispositions, or loan repayment amount. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off-price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. Non-GAAP Measures and Definitions (cont’d) 20

Non-GAAP Measures and Definitions (cont’d) 21 Investments are lease agreements in place at owned properties, properties that have leases associated with mortgage loans receivable, developments where rent commenced, interest earning developments, or in the case of master lease arrangements each property under the master lease is counted as a separate lease. Occupancy is expressed as a percentage, and it is the number of economically occupied properties divided by the total number of properties owned, excluding mortgage loans receivable and properties under development. OP units means operating partnership units not held by NETSTREIT. Weighted Average Lease Term is weighted by the annualized base rent, excluding lease extension options and investments associated with mortgage loans receivable.

Forward Looking and Cautionary Statements 22 This supplemental report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities, including estimated development costs, and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this supplemental report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 14, 2024 and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this supplemental report. New risks and uncertainties may arise over time and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation, interest rates and instability in the banking system. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law.